UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9955 Mesa Rim Road, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BIOC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On April 14, 2023, after discussions with its independent registered public accounting firm, RSM US LLP, Biocept, Inc. (the “Company”) determined that the Company’s unaudited interim condensed financial statements for the quarters ended March 31, 2022 (the “March 31, 2022 Financial Statements”), June 30, 2022 (the “June 30, 2022 Financial Statements”) and September 30, 2022 (the “September 30, 2022 Financial Statements” and together with the March 31, 2022 Financial Statements and June 30, 2022 Financial Statements, the “Relevant Financial Statements”) as included in the previously filed Quarterly Reports on Form 10-Q for such quarters, should no longer be relied upon.

While preparing the financial statements as of and for the year ended December 31, 2022, the Company discovered that there was an error in the inputs used within the black-scholes calculation for options granted in April 2019. Further, the Company discovered there was an error associated with the acceleration of stock-based compensation recorded in the March 31, 2022 Financial Statements. The Company determined that its review control over the completeness and accuracy of information used when calculating stock-based compensation expense did not operate effectively, resulting in a material error in the March 31, 2022 Financial Statements.

In addition, the Company discovered that it failed to consider, through its revenue recognition and account reconciliation process, and reflect in the June 30, 2022 Financial Statements and the September 30, 2022 Financial Statements, changes in payor class and implicit price concessions. The Company determined that its review control over the completeness and accuracy of data used in estimating net revenues and accounts receivable, as well as its control over the reconciliation process, did not operate effectively, resulting in a material error in the June 30, 2022 Financial Statements and the September 30, 2022 Financial Statements.

The Company plans to include restated financial statements in an amendment to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 that will correct the above-referenced errors in the Relevant Financial Statements, which the Company is working to complete as soon as possible. The Company currently expects to amend the aforementioned Quarterly Report on Form 10-Q on April 17, 2023.

The Company’s management and the Audit Committee of the Board of Directors of the Company have discussed the matters disclosed in this Current Report on Form 8-K with RSM US LLP.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those discussed due to known and unknown risks, uncertainties, and other factors. These forward-looking statements generally can be identified by the use of words such as “expect,” “plan,” “anticipate,” “could,” “may,” “intend,” “will,” “continue,” “future,” other words of similar meaning and the use of future dates. These forward-looking statements include the timing of completion of the restatement, which are subject to risks and uncertainties such as the completion of audit and review procedures and ongoing accounting review. These and additional risks and uncertainties are described more fully in the Company’s filings with the Securities and Exchange Commission, including those factors identified as “risk factors” in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We are providing this information as of the date of this Current Report on Form 8-K and do not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCEPT, INC.

Dated: April 17, 2023	By:	/s/ Samuel D. Riccitelli
	Name:	Samuel D. Riccitelli
	Title:	Interim President and Chief Executive Officer